                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 19, 2001 included in the Form 10-K of MRV Communications, Inc. for the year ended December 31, 2000 into:

(i)      the Registration Statement on Form S-8 of MRV Communications, Inc. (File No.  33-96458);
(ii)     the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87743);
(iii)    the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87741;
(iv)     the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87739);
(v)      the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87735);
(vi)     the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87733);
(vii)    the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87731);
(viii)   the Registration Statement on Form S-3 of MRV Communications, Inc. (File No. 333-86163);
(ix)     the Registration Statement on Form S-3 of MRV Communications, Inc. (File No. 333-17537);
(x)      the Registration Statement on Form S-3 of MRV Communications, Inc. (File No. 333-64017);
(xi)     the Registration Statement on Form S-3 of MRV Communications, Inc. (File No. 333-39560);
(xii)    the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-42306);
(xiii)   the Registration Statement on Form S-3 of MRV Communications, Inc. (File No. 333-44534);
(xiv)    the Registration Statement on Form S-4 of MRV Communications, Inc. (File No. 333-44536);
(xv)     the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-44540);
(xvi)    the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-47896);
(xvii)   the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-47898);
(xviii)  the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-47900);
(xix)    the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-55328); and
(xx)     the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-55334).
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/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Los Angeles, California
April 16, 2001